                                                                  EXHIBIT 10.40


                            SHAREHOLDER AGREEMENT


                 This SHAREHOLDER AGREEMENT (the "Agreement") is entered into as of April 26, 1996, by and among CHANNEL 66 OF VALLEJO, CALIFORNIA, INC., a Delaware corporation (the "Corporation"), WHITEHEAD MEDIA OF CALIFORNIA, INC., a Delaware corporation ("Whitehead"), and SILVER KING CAPITAL CORPORATION, INC., a Delaware corporation ("Silver King"; collectively with Whitehead, the "Shareholders", and individually, a "Shareholder").

                             W I T N E S S E T H

                 WHEREAS, the aggregate number of shares which the Corporation has authority to issue pursuant to the Corporation's Certificate of Incorporation, as amended as of the date hereof, is One Thousand Shares of Class A Common Stock and Four Hundred Ninety Shares of Class B Common Stock, all $1.00 par value (collectively, the "Common Stock");

                 WHEREAS, the Shareholders are subscribing to such shares of Common Stock as are set forth on Exhibit A hereto; and

                 WHEREAS, the parties hereto wish to set forth in writing certain understandings and agreements relating to the issuance and transfer of the Common Stock.

                 NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties agree as follows:





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                                   ARTICLE I

                         RESTRICTIONS ON STOCK TRANSFER

                 1.1 Scope of Agreement. This Agreement to the extent permitted by law shall apply to (i) any transfer of shares of Common Stock (now owned or hereafter acquired) by any of the Shareholders, whether by sale, exchange, assignment, disposition, bequest, gift, pledge, mortgage, hypothecation, or otherwise, whether voluntary, involuntary or by operation of law, whether resulting from death, bankruptcy, insolvency or otherwise (any and all such transfers referred to herein as a "Transfer"), and (ii) any issuance or transfer by the Corporation of any shares of Common Stock or any options, warrants or any form of debt or equity convertible into shares of Common Stock.

                 1.2      Restrictions on Transfer.

                          A.      Except as otherwise provided in this
Agreement, or as agreed upon by the prior written consent of the Shareholders, no Shareholder shall agree to, cause or permit any Transfer of any or all of the shares of Common Stock now owned or hereafter acquired by such Shareholder.

                          B.      Prior to the third (3rd) anniversary hereof,
no Shareholder may agree to, cause or permit any Transfer of any or all of its Common Stock, except that a Transfer of Common Stock shall be permitted in accordance with the terms of Sections 1.3, 1.4 and 1.5.

                 1.3 Silver King Transfers. Except as restricted by Sections 1.6, 1.7, and 1.8, Articles II and IV hereof, Silver King may freely agree to cause or permit the Transfer of any or all of its shares of Common Stock, subject to the provisions of Section 3.1.D hereof.





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                                    - 3 -

Notwithstanding anything else to the contrary herein, Silver King may freely agree to cause or permit the transfer of any or all of its shares of Common Stock to Silver King Communications, Inc. ("SKCI") or any of its wholly owned subsidiaries, without triggering the rights of first refusal or co-sale set forth in Article II hereof.

                 1.4 Qualified Transferee. Except as restricted by Sections 1.6, 1.7 and 1.8 and Articles II, III and IV hereof, Whitehead may freely agree to cause or permit the Transfer of any or all of its shares of Common Stock to (a) during the period from the date hereof and until the date of the third anniversary hereof, persons who are "qualified racial and ethnic minorities" as defined by applicable regulations of the Federal Communications Commission ("FCC"), or to a corporation, partnership or other entity which is considered by the FCC to be controlled by "qualified racial and ethnic minorities" ("Qualified Transferee") and (b) from and after the date of the third anniversary hereof, to any person, corporation, partnership or other entity.

                 1.5 Pledging of Shares. If required by a lender as a condition to the securing of financing for the Corporation's acquisition of a television station, or construction thereof or working capital therefor, Whitehead shall, at the request of the Corporation, pledge the Common Stock owned by Whitehead as security for such financing. The parties hereby acknowledge that the Common Stock owned by Silver King may be pledged to Chemical Bank as security for loans made to affiliates of Silver King.

                 1.6 Agreement Binding Upon Transferees. In the event that, at any time or from time to time, any shares of Common Stock are, as a result of a Transfer, transferred by a Shareholder to any party (other than the Corporation) pursuant to any provision hereof, the transferee shall take such shares of Common Stock pursuant to all provisions, conditions and covenants of this Agreement, and, as a condition precedent to the transfer of such shares of Common Stock, the transferee shall agree (for and on behalf of himself, his legal representative and his transferee and assigns) in writing to be bound by all provisions of this Agreement as a party hereto and in the capacity of a Shareholder; provided, however, that any Shareholder who is a signatory hereto and is a transferee of additional shares of Common Stock shall not be required to execute such agreement, but shall nevertheless be bound with respect to such transferred shares. In the event that there shall be a Transfer to any person or entity pursuant to any provision of this Agreement and in compliance with the provisions of this
Section 1.6, all references herein to the Shareholders or to any Shareholder, shall thereafter be deemed to include such transferee or transferees.

                 1.7 Stock Transfer Record. The Corporation shall keep a stock transfer book in which shall be recorded the name and address of each Shareholder. No transfer or issuance of any shares of Common Stock shall be effective or valid unless and until recorded in such stock transfer book. The Corporation agrees not to record any transfer or issuance of shares of Common Stock in such stock transfer book unless the transfer or issuance is in strict compliance with all provisions of this Agreement. Each Shareholder agrees that, in the event it desires to make a Transfer within the provisions hereof, it shall furnish to the Corporation such evidence of its compliance with this Agreement as may be reasonably required by the Board of Directors of, or legal counsel for, the Corporation. Any Transfer in violation of the provisions of this Agreement shall be null and void.

                 1.8 Investment Representation. Each Shareholder represents and warrants that, except as set forth in such Shareholder's stock subscription agreement accepted by the Corporation, (i) it has acquired its Common Stock for its own account for investment and not with a present view to, or for resale in connection with, the distribution thereof or the grant of any participation therein, and that it has no present intention of distributing or reselling the same; (ii) it fully understands the restrictions on the resale of its Common Stock, specifically including the restrictions contained in the legend set forth in Section l.9; (iii) it fully understands that such a legend may limit or eliminate the value of its Common Stock, including its value as collateral security; (iv) it has been afforded the opportunity to ask questions of the Corporation and persons acting on its behalf concerning the Corporation, and that it has received all the information and documents concerning its Common Stock and the operations and financial structure of the Corporation that it has requested; (v) it is knowledgeable and experienced in finance and business matters and is capable of evaluating the merits and risks of this investment in Common Stock; and (vi) it will not transfer its Common Stock except in compliance with the Securities Act of 1933 and applicable State Securities laws.

                 1.9 Legend on Stock Certificate. Until registered under the Securities Act, or until such time as such registration may not be necessary for the lawful sale or other disposition thereof, all certificates evidencing shares of Common Stock of the Corporation shall contain an appropriate legend notifying the holder or any potential transferee of such securities of the provisions of this Agreement, such legend to be substantially in the following form:

                 This Common Stock has not been registered under the Securities Act of 1933, as amended. This Common Stock has been acquired for investment and may not be sold or transferred in the absence of an effective registration statement for this Common Stock under the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to the Corporation that registration is not required under said act.

                 The voluntary or involuntary encumbering, transfer or other disposition (including without limitation any disposition pursuant to the laws of bankruptcy, intestacy, descent and distribution or succession) to the extent permitted by law, of the shares of stock evidenced by this Certificate is restricted under the terms of a Shareholder Agreement, dated April 26, 1996, by and among the Corporation and all holders of Common Stock of the Corporation, a copy of which agreement is on file at the principal office of the Corporation. Upon written request of any Shareholder of the Corporation, the Corporation shall furnish, without charge to such Shareholder, a copy of such Agreement.


                                   ARTICLE II

                      RIGHTS OF FIRST REFUSAL AND CO-SALE

                 2.1 Receipt of Bona Fide Offer. If any Shareholder (the "Selling Shareholder") receives a bona fide written offer which such Shareholder desires to accept (the "Offer") from a prospective purchaser (an "Offeror") for any or all of its Common Stock (the "Offer Stock"), before accepting the Offer, the Selling Shareholder shall, in accordance with the procedures set forth in Sections 2.2 through 2.7 here below, offer the Offer Stock in writing to the other Shareholders (the "Non-Selling Shareholders"), at the price per share and upon materially the same terms set forth in the Offer (except that the closing date shall be set in accordance with Section 2.3 hereunder).

                 2.2      Right of First Refusal of Non-Selling Shareholders.

                          (a)     The Selling Shareholder shall give the
Corporation notice which shall set forth the substantive terms of the Offer and the price per share (the "Offer Notice"). Within ten (10) days of the date of the Offer Notice (the "Notice Date",) the Corporation shall deliver a copy of
the Offer Notice to each Non-Selling Shareholder.   Within twenty-five (25)
days of the Notice Date, each Non-Selling Shareholder shall notify the Corporation whether it desires to purchase all, but not less than all, of that amount of Offer Stock which equals the proportion which the number of shares of Common Stock owned by such Non-Selling Shareholder bears to the total number of shares of Common Stock owned by all Non-Selling Shareholders.

                          (b)     In the event that any Non-Selling Shareholder
elects not to purchase its proportionate share of the Offer Stock ("Rejected Stock"), the Corporation shall promptly so inform the Non-Selling Shareholders who wish to buy the Offer Stock. Within thirty-five (35) days of the Notice Date, each Non-Selling Shareholder shall notify the Corporation whether it also desires to purchase all, but not less than all, of that amount of the Rejected Stock which equals the proportion which the number of shares of Common Stock owned by such Non-Selling Shareholder bears to the total number of shares of Common Stock owned by all Non-Selling Shareholders wishing to purchase the Offer Stock, or such other methods, as the Non-Selling Shareholder or Shareholders agree.

                          (c)     Within forty-five (45) days after the Notice
Date, the Corporation shall determine whether it has received requests to purchase all the shares of Offer Stock, as provided in paragraphs (a) and (b) above. If the Corporation determines that it has received requests to purchase all the shares of Offer Stock, it shall determine how many shares each Non-Selling Shareholder shall be entitled to buy, determined by the procedure set forth above. The Corporation shall thereupon give written notice of this determination to the Shareholders.

                          (d)     In the event that less than all of the Offer
Stock is subscribed by the Non-Selling Shareholders pursuant to this Section 2.2, the Selling Shareholder may sell its stock to the Offeror pursuant to
Section 2.4.

                 2.3 Closing Date. If any Non-Selling Shareholder determines to purchase all or a portion of the Offer Stock in accordance with
Section 2.2, the closing date for its purchase of the Offer Stock shall be the ninetieth (90th) day after the Notice Date subject to the provisions of Article IV hereof.

                 2.4 Sale to Offeror. If the Non-Selling Shareholders do not exercise their options in accordance with Sections 2.2 to 2.3, the Selling Shareholder may, on the closing date set forth in Section 2.3 and during the thirty (30) day period thereafter, sell its Offer Stock, or any remaining portion thereof, to the Offeror; provided, however, the selling price per share shall be not less than, and the other terms of sale shall not be materially different than, those set forth in the Offer Notice, and the Offeror must, prior to the purchase, execute such documents as the Corporation may reasonably require to evidence that the Common Stock to be sold remains subject to this Agreement in the same manner and to the same extent as it had been in the hands of the Selling Shareholder. If the Selling Shareholder does not sell its Offer Stock to the Offeror prior to the one hundred and twentieth (120th) day after the Offer Notice Date, the rights of first refusal in this Article II shall again apply to its Common Stock.

                 2.5 Right of Co-Sale. If any Non-Selling Shareholder shall decline to exercise its right of first refusal provided by this Article II and if the Offeror is not affiliated with the Selling Shareholder, then any such Non-Selling Shareholder shall have the option to sell to the Offeror at the same price per share and on the same additional terms and conditions as set forth in the Offer Notice that number of shares of Common Stock that bears the same ratio to the total number of shares owned by such Non-Selling Shareholder as the number of Shares to be purchased by the Offeror from the Selling Shareholder bears to the total number of shares of Common Stock owned by the Selling Shareholder. Any Non-Selling Shareholder shall exercise such option by notifying the Selling Shareholder within thirty (30) days of the Notice Date and thereafter the Selling Shareholder shall ensure that the Offeror shall purchase the Offer Stock from the respective parties in the respective amounts.

                                 ARTICLE III

                           PUT AND CALL AGREEMENTS

                 3.1 Put Option.

                          A.      Commencing on the third anniversary of the
date of consummation of the Asset Purchase Agreement between the Corporation and Pan Pacific Television, Inc., and continuing to, but not including the fifth anniversary of such date, Whitehead may, by sending written notice to Silver King (the "Put Notice"), require Silver King to purchase from Whitehead (the "Put") all of Whitehead's shares of Common Stock. Prior to the expiration of the period specified above, the Put shall be deemed constructively exercised by Whitehead in the event of the death or legal disability of Eddie Whitehead, the sole shareholder of Whitehead, at any time even if prior to the third anniversary of the date hereof. In addition to the foregoing, Whitehead shall also have the right to exercise the Put within one hundred and eighty (180) days of the termination of that certain Affiliation Agreement dated the date hereof between Home Shopping Club, Inc., a subsidiary of Home Shopping Network, Inc. ("HSN"), and the Corporation, as it may hereafter be renewed or modified, regardless of when such termination occurs.

                          B.      Upon receipt by Silver King of written notice
of the Put (the date of which receipt shall be the "Put Notice Date"), Silver King shall be obligated to purchase from Whitehead, and Whitehead shall be obligated to sell to Silver King, all of Whitehead's shares of Common Stock, as specified in the Put Notice, at the price (the "Option Price") and in the manner described below. The Option Price shall be determined in accordance with the procedure set forth in Section 3.3 below.

                          C.      In the event Silver King or any affiliate of
it obtains the right, directly or indirectly, to operate KPST-TV, Vallejo, California (the "Station") in connection with a transfer of the Corporation's stock or assets arising out of a bankruptcy or insolvency action, a creditor's sale or other similar proceeding or through the exercise of creditor's rights under any pledge or security agreement, Silver King shall pay to Whitehead an amount equal to the Option Price to which Whitehead would have been entitled upon exercise of the Put (the "Substitute

Payment"). The amount of the Substitute Payment shall be determined as of the date Silver King or its affiliate obtained the right to operate the Station. The Substitute Payment shall be made on or before the sixtieth (60th) day following such date. For purposes of this section, the term "affiliate" includes SKCI, HSN and any partnership or corporation, twenty-five percent (25%) or more of whose capital, equity or other ownership interests are owned by (or are subject to an option in favor of) SKCI, HSN or any company controlling, controlled by or under common control with either of them (collectively referred to as "SK/HSN Affiliate") and also includes any person who is an Officer, Director, employee or greater than 1% shareholder of Silver King or an SK/HSN Affiliate.

                          D.      In the event of the assignment of this
Agreement, this provision shall be binding on the assignee and, if Silver King or an affiliate obtains the right to operate the Station this provision shall continue to be binding on Silver King and Silver King's performance in this respect shall continue to be guaranteed by SKCI.

                 3.2      Call Option.

                          A.      Commencing on the fifth anniversary of the
date hereof and continuing to, but not including, the sixth anniversary of the date hereof, Silver King may, by sending written notice to Whitehead (the "Call Notice"), require Whitehead to sell to Silver King (the "Call") all but not less than all of Whitehead's shares of Common Stock.

                          B.      Upon receipt by Whitehead of written notice
of the Call (the date of which receipt shall be the "Call Notice Date"), Whitehead shall be obligated to sell to Silver King, and Silver King shall be obligated to purchase from Whitehead, all of Whitehead's shares of Common Stock, as specified in the Call Notice, at the Option Price and in the manner described below. The Option Price shall be determined in accordance with the procedure set forth in Section 3.3 below.

                 3.3      Option Price.

                          A.      The Option Price shall be Fifty-one percent
(51%) of the difference between (a) the appraised value of the Station assuming an asset sale, and (b) the liabilities of the Corporation, each determined as of the Put Notice Date or the Call Notice Date, as the case may be.

                          B.      The appraisal referred to in Section 3.3A
shall be conducted as follows:

                                  (1)      Silver King and Whitehead shall each
select a qualified, independent appraiser with experience in the broadcasting industry within ten (10) days of the Put Notice Date or the Call Notice Date, as the case may be, and these two appraisers shall select a third appraiser.

                                  (2)      The appraised value of the Station
shall be the average of the appraisals determined by the three appraisers selected pursuant to subsection (1) above.

                                  (3)      The Corporation shall, promptly upon
request, provide to the appraiser(s) all information on itself and its operations reasonably required by such appraiser(s) to complete the appraisal(s). All such information shall be true and accurate, and not, because of a failure to disclose, misleading.

                                  (4)      The expenses of the appraisal
process will be shared equally between Silver King and Whitehead.

                 3.4 Closing of Put and Call Options. The closing of Silver King's purchase of the Common Stock of Whitehead pursuant to the Put or the Call will take place at a time and place selected by Silver King, but not later than one hundred and twenty days (120) after the Put Notice Date or the Call Notice Date, as the case may be subject to the provisions of Article IV hereof. At the closing, Silver King will pay Whitehead the Option Price by wire transfer of U.S. dollars to a bank and account number specified by Whitehead, and Whitehead will surrender to Silver King the certificates for its shares of Common Stock, duly endorsed for transfer to Silver King, and free and clear of any encumbrances except any pledge agreement or any other financing document pertaining to those shares requested in connection with the financing of the Corporation or the Station.

                                  ARTICLE IV

                                 FCC CONSENT

                 If in connection with or as a condition to the Transfer of any shares of Common Stock pursuant to the terms of this Agreement, the consent of the FCC ("FCC Consent") or any other governmental authority is required under applicable law, then the Corporation shall forthwith take all steps required to obtain and shall use its best efforts to duly obtain at the earliest possible date such consent or approval. Any time period limitation upon or requirement for such Transfer or conversion, such as the closing dates specified in Sections 2.3 and 3.4 hereof, shall, if necessary for the Transfer or conversion, be extended by such period of time as is reasonably necessary to obtain such consent or approval. All costs and expenses in obtaining such consent or approval shall be paid or reimbursed by the Corporation. The Shareholders shall cooperate with the Corporation to the extent required to obtain such consent or approval. FCC Consent shall mean action by the FCC granting its consent which has not been reversed, stayed, enjoined, set aside, annulled or suspended and with respect to which no requests have been filed for administrative or judicial review, reconsideration, appeal or stay and the time for filing any such requests and for the FCC to set aside the consent on its own motion has expired, or, in the event of review, reconsideration or appeal, the time for further review, reconsideration or appeal has expired. The Closing shall take place within ten
(10) days of FCC Consent.

                                  ARTICLE  V

                                 TERMINATION

                 This Agreement shall terminate and all rights and obligations hereunder shall cease upon the occurrence of any of the following events:

        (a) The agreement in writing to terminate by all of the Shareholders;

        (b)     The voluntary or involuntary dissolution of the Corporation; or

        (c) The Corporation shall have only one Shareholder as a result of actions taken under the provisions of Article III hereof.

This Agreement shall terminate with respect to any Shareholder upon the disposition by such Shareholder of his Common Stock and all rights relating thereto, in accordance with the terms of this Agreement. Notwithstanding the foregoing, Sections 3.l.D and 7.12 hereof will survive any such disposition by Silver King.

                                  ARTICLE VI

                           DESIGNATION OF DIRECTORS

                 6.1 Members of the Board. The parties hereby agree that the Board of Directors of the Corporation shall consist of up to four members. Upon conversion of Silver King's Class B Common Stock into Class A Common Stock and for so long as such Shareholder owns its shares of Class A Common Stock,
(a) Whitehead shall have the right to designate three nominees to serve as directors of the Corporation and (b) Silver King shall have the right to designate one nominee to serve as director of the Corporation.

                 6.2 Election of Directors. The Corporation agrees to cause the persons designated in accordance with Section 6.1 to be nominated for election to the Board of Directors of the Corporation at the time and in the manner proper for such nomination. Each Shareholder agrees to vote all Shares owned by it (or as to which it shall otherwise have voting rights) in favor of the election of directors designated in accordance with this Article VI.

                 6.3 Limitation. The provisions of this Article VI shall be effective for a period of ten (10) years from the date of this Agreement (or such longer period as shall be permitted by applicable law), unless extended by agreement of the Shareholders in accordance with applicable law.

                                 ARTICLE VII

                                MISCELLANEOUS

        7.1 Special Transactions. The Corporation shall not, without the consent of the holders of at least sixty-six percent (66%) of the outstanding Common Stock and the approval of eighty percent (80%) of the Board of Directors, engage in any of the following activities:

                        (a) Purchase all or substantially all of the assets or stock of another business entity;

                        (b) Sell all or substantially all of the assets of the Corporation;

                        (c) Create, incur, assume or suffer to exist, or permit any subsidiary to create, incur, assume, guaranty or suffer to exist, any indebtedness other than in the ordinary course of business or to acquire personal property in connection with the operation of the Corporation;

                        (d) Make any increase of five percent (5%) or more in the annual operating budget of the Corporation, provided, however, that the foregoing restriction shall not apply for the two years following the termination of the Affiliation Agreement by Home Shopping Club, Inc. or its termination by the Corporation as a result of a reduction in the hourly rate payable pursuant to the Affiliation Agreement if the Corporation is not then in material default or material noncompliance with the Affiliation Agreement;

                        (e) Make any amendment to the Certificate of Incorporation or By-Laws of the Corporation; or

                        (f) Issue, whether in a single transaction or a series of transactions, shares of capital stock of the Corporation (except for any conversion of class B Common Stock into Class A Common Stock in accordance with
Section 4.B.5 of the Corporation's Certificate of Incorporation, as amended).

          7.2 Legal Fees and Expenses. In any court action brought by any party hereto to enforce its rights hereunder or to seek any legal or equitable remedies due to a claimed breach hereof by any other party hereto, the prevailing party shall be entitled to recover its legal fees and other expenses from the nonprevailing party as additional damages to be awarded in such court action.

          7.3 Notices. Any and all notices, requests or other communications hereunder provided for herein shall be given in writing and sent by hand delivery, registered or certified mail with return receipt requested, or commercial delivery service; and such notices shall be addressed: (i) if to the Corporation, to the principal office of the Corporation; and (ii) if to any Shareholder, to the address of such Shareholder as reflected in the stock records of the Corporation.

          7.4 The Date of Notices and Actions. All notices required to be given hereunder shall be effective as of the date of delivery. If the date of any notice required to be given hereunder or action required to be taken hereunder falls on a weekend or holiday, such notice or action may be delivered or taken at any time through the next occurring business day.

          7.5 Invalid or Unenforceable Provisions. The invalidity or unenforceability of any particular provision of this Agreement under any particular set of circumstances shall not affect the validity or enforceability of the other provisions hereof, nor the validity or enforceability of that particular provision under other circumstances, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted in that particular set of circumstances.

                 7.6 Entire Agreement. This instrument contains the entire agreement between the parties and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters proved for herein. No modification may be made hereto unless in writing and consented to by all parties hereto.

                 7.7 Benefit and Burden. All covenants and agreements in this Agreement by or on behalf of any of the parties shall bind and inure to the benefit of their respective successors, assigns, legal representatives and heirs.

                 7.8 Gender. The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa), wherever appropriate.

                 7.9 Governing Law. This Agreement shall be construed and enforced in accordance with, and the right of the parties shall be governed by, the laws of the State of Delaware.

                 7.10 Headings. The descriptive headings, subheadings and other captions on this Agreement are for convenience and reference only and do not constitute a part of this Agreement.

                 7.11 Counterparts. This Agreement may be executed in a number of counterparts, all of which together shall constitute one instrument.

                 7.12 Guarantee. SKCI shall guarantee the performance of Silver King and any transferee or assignee of Silver King under the terms of this Agreement.

                 IN WITNESS HEREOF, the parties have hereunto set their hands and acknowledged this Shareholder Agreement from the date first above written.

                        SILVER KING CAPITAL CORPORATION, INC.


                        By:
                           --------------------------------
                           Steven H. Grant
                           Secretary/Treasurer



                        WHITEHEAD MEDIA OF CALIFORNIA, INC.


                        By:
                           --------------------------------
                           Eddie L. Whitehead
                           President



                        CHANNEL 66 OF VALLEJO, CALIFORNIA, INC.


                        By:
                           --------------------------------
                           Eddie L. Whitehead
                           President

                 For the sole purpose of the Silver King Communications, Inc. guarantee in Section 3.1D and Section 7.12.

                        SILVER KING COMMUNICATIONS, INC.


                        By:
                           -----------------------------
                           Steven H. Grant
                           Executive Vice President

                                  EXHIBIT A

                        SUBSCRIPTIONS FOR COMMON STOCK

                   CHANNEL 66 OF VALLEJO, CALIFORNIA, INC.

            STOCK SUBSCRIPTION AGREEMENT FOR CLASS A COMMON STOCK

                 The undersigned Whitehead Media of California, Inc., a California corporation, hereby subscribes for Five Hundred and Ten (510) shares of the Class A Voting Common Stock of Channel 66 of Vallejo, California, Inc., a Delaware corporation (the "Corporation"). For the above-specified number of shares of Common Stock, the undersigned agrees to pay Ten Dollars ($10.00) per share for an aggregate purchase price of Five Thousand One Hundred Dollars ($5,100.00), which amount shall be paid in full upon demand of the President of the Corporation.

                 The undersigned understands that the Corporation shall have an authorized capital stock comprised of One Thousand (1,000) shares of Class A Voting Common Stock, with a par value of One Dollar ($1.00) per share, and Four Hundred Ninety (490) shares of Class B Non-Voting Common Stock, with a par value of One Dollar ($1.00) per share, convertible into Class A Voting Common Stock upon written notice by the holder(s) of such stock to the Corporation, subject to receipt by the Corporation of any necessary governmental approvals.

                 The undersigned agrees that its subscription to and ownership of the above-specified number of shares is contingent upon its agreement to become a signatory to a Shareholder Agreement among the Corporation and its prospective shareholders, and that its shares may be redeemed by the Corporation at the purchase price paid by the undersigned upon its failure to become a signatory to the Shareholder Agreement subsequent to its approval by the Corporation's President.

                 The undersigned represents and warrants that (i) it has acquired its Common Stock for its own account for investment and not with a present view to, or for resale in connection with, the distribution thereof or the grant of any participation therein, and that it has no present intention of distributing or reselling the same; (ii) it fully understands the restrictions on the resale of its Common Stock, specifically including the restrictions contained in the following legend which shall be set forth on each stock certificate:


                 This Common Stock has not been registered under the Securities Act of 1933, as amended. This Common Stock has been acquired for investment and may not be sold or transferred in the absence of an effective registration statement for this Common Stock under the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to the Corporation that registration is not required under said Act.

                 The voluntary or involuntary encumbering, transfer or other disposition (including without limitation, any disposition pursuant to the laws of bankruptcy, intestacy, descent and distribution or succession) to the extent permitted by law of the shares of stock evidenced by this Certificate is restricted under the terms of a Shareholder Agreement, dated April 26 1996, by and among the Corporation and all holders of Common Stock of the Corporation, a copy of which Agreement is on file at the principal office of the Corporation. Upon written request of any shareholder of the Corporation, the Corporation shall furnish, without charge to such shareholder, a copy of such Agreement.

(iii) it fully understands that such a legend may limit or eliminate the value of its Common Stock, including its value as collateral security; (iv) its representatives have been afforded the opportunity to ask questions of the Corporation and persons acting on its behalf, concerning the Corporation, and that it has received all of the information and documents concerning its Common Stock and the operations and financial structure of the Corporation that its representatives have requested; (v) it is knowledgeable and experienced in finance and business matters and is capable of evaluating the merits and risks of this investment in Common Stock;

and (vi) it will not transfer its Common Stock except in compliance with the Securities Act of 1933 and applicable State Securities laws.

                 IN WITNESS WHEREOF, this Subscription Agreement has been executed by the undersigned.

                                             WHITEHEAD MEDIA OF CALIFORNIA, INC.

                                             By:
                                                ---------------------------
                                                Eddie L. Whitehead
                                                President

Dated:             , 1996
      -------------

ACCEPTED BY:

CHANNEL 66 OF VALLEJO, CALIFORNIA, INC.


By:
   -------------------------------
   Eddie L. Whitehead
   President

                   CHANNEL 66 OF VALLEJO, CALIFORNIA, INC.

            STOCK SUBSCRIPTION AGREEMENT FOR CLASS B COMMON STOCK

         The undersigned, Silver King Capital Corporation, Inc., a Delaware corporation, hereby subscribes for Four Hundred and Ninety (490) shares of the Class B Non-Voting Common Stock of Channel 66 of Vallejo, California, Inc., a Delaware corporation (the "Corporation"). For the above-specified number of shares of Class B Non-Voting Common Stock, the undersigned agrees to pay Ten Dollars ($10.00) per share for an aggregate purchase price of Four Thousand Nine Hundred Dollars ($4,900.00), which amount shall be paid in full upon demand of the President of the Corporation.

         The undersigned understands that the Corporation shall have an authorized capital stock comprised of One Thousand (1,000) shares of Class A Voting Common Stock, with a par value of One Dollar ($1.00) per share, and Four Hundred Ninety (490) shares of Class B Non-Voting Common Stock, with a par value of One Dollar ($1.00) per share, convertible into Class A Voting Common Stock upon written notice by the holder(s) of such stock to the Corporation, subject to receipt of any necessary governmental approvals.

         The undersigned agrees that its subscription to and ownership of the above-specified number of shares is contingent upon its agreement to become a signatory to a Shareholder Agreement among the Corporation and its prospective shareholders, and that its shares may be redeemed by the Corporation at the purchase price paid by the undersigned upon its failure to become a signatory to the Shareholder Agreement subsequent to its approval by the Corporation's President.

        The undersigned represents and warrants that (i) it has acquired its Common Stock for its own account for investment and not with a present view to, or for resale in connection with, the distribution thereof or the grant of any participation therein, and that it has no present intention of distributing or reselling the same; (ii) it fully understands the restrictions on the resale of its Common Stock, specifically including the restrictions contained in the following legend which shall be set forth on each stock certificate:

         This Common Stock has not been registered under the Securities Act of 1933, as amended. This Common Stock has been acquired for investment and may not be sold or transferred in the absence of an effective registration statement for this Common Stock under the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to the Corporation that registration is not required under said Act.

         The voluntary or involuntary encumbering, transfer or other disposition (including without limitation, any disposition pursuant to the laws of bankruptcy, intestacy, descent and distribution or succession) to the extent permitted by law of the shares of stock evidenced by this Certificate is restricted under the terms of a Shareholder Agreement, dated April 26, 1996, by and among the Corporation and all holders of Common Stock of the Corporation, a copy of which Agreement is on file at the principal office of the Corporation. Upon written request of any shareholder of the Corporation, the Corporation shall furnish, without charge to such shareholder, a copy of such Agreement.

(iii) it fully understands that such a legend may limit or eliminate the value of its Common Stock, including its value as collateral security; (iv) its representatives have been afforded the opportunity to ask questions of the Corporation and persons acting on its behalf, concerning the Corporation, and that it has received all of the information and documents concerning its Common Stock and the operations and financial structure of the Corporation that its representatives have requested; (v) it is knowledgeable and experienced in finance and business matters and is capable of evaluating the merits and risks of this investment in Common Stock; and (vi) it will not transfer its Common Stock except in compliance with the Securities Act of 1933 and applicable State Securities laws.

         IN WITNESS WHEREOF, this Subscription Agreement has been executed by the undersigned.



                                           SILVER KING CAPITAL CORPORATION, INC.




                                           By:
                                              ------------------------------
                                              Steven H. Grant
                                              Secretary/Treasurer



Dated:           , 1996
      -----------

ACCEPTED BY:

CHANNEL 66 OF VALLEJO, CALIFORNIA, INC.




By:
   ----------------------------------------
    Eddie L. Whitehead
    President